Exhibit 99.1 Building a Leading ENT / Allergy Specialty Company Corporate Presentation June 4, 2018

Forward Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: potential benefits of XHANCETM and the Xperience program; market access objectives; market opportunities; commercial strategies; the initiation and timing of clinical trials for chronic sinusitis; and other statements regarding our future operations, financial performance, prospects, intentions, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: physician and patient acceptance of XHANCE; our ability to obtain adequate third-party reimbursement for XHANCE (market access); our ability to successfully commercialize XHANCE without the support provided by the Xperience program; uncertainties and delays relating to the initiation, completion and results of clinical trials; market opportunities for XHANCE may be smaller than we believe; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward- looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation and our accompanying remarks also contain estimates, projections, market research and other data concerning our industry, markets for certain diseases and XHANCE. Information that is based on estimates, projections, market research or similar methodologies is inherently subject to uncertainties and actual events and circumstances may differ materially from events and circumstances reflected in this information. You are cautioned not to give undue weight to such information. 2

Emerging Growth Company with Approved Products BUILDING A LEADING ENT / ALLERGY SPECIALTY COMPANY XHANCE Represents a Significant Opportunity in Attractive ENT/Allergy Market • 3.5 Million CRS patients (1.2M with nasal polyps) being treated by 15,000 physicians • Limited competition anticipated from any pharma companies at launch “Pipeline Within a Product” Creates Substantial Near-Term Value • Potential to be first product approved for chronic sinusitis indication—trials planned for 4Q 2018 • Expected to support expansion into primary care treating an additional 6.25M patients Additional Pipeline Focused on Products for ENT/Allergy to Leverage Infrastructure/Expertise • Product candidates identified that could be developed using EDS platform for ENT/allergy market • External pipeline products also identified for potential partnering or acquisition in ENT/allergy Create Additional Value by Early Development of Additional EDS Platform Products • Several candidates (Narcolepsy, Prader-Willi) are aimed at innovative “nose-to-brain” delivery approach • Plan to develop through proof of concept and to seek partnerships for further growth 3

Recent Key Accomplishments Retail Launch Aided Awareness April 2, 2018 87% within ENT / Allergy Specialty* Commercial 74% Lives Covered Total Trialists (61% Tier 3 Single Step or better)* 800 700 600 500 Encouraging 400 Submitted CS Physician Adoption 300 trial design to 200 in ENT / Allergy 100 FDA 0 Continued to Build Capabilities to Support a Commercial Stage Company 4 * Based on quantitative market research, third party syndicated data and/or internal analyses

Our Research on Over 300 Products Suggests Successful Launches are Driven by Four Key Factors Attractive Market…with High Unmet Need Importantly Differentiated Product Awareness / Execution Market Access 5

CRS is an Attractive Market…With High Unmet Need 30 Million High Burden US Adults suffer from CRS Disease persists for many years and up to 10 million • of them have nasal • Significant quality of life impact polyps (comparable to CHF, COPD, Angina) 9.75 Million CRS patients seek Recognized Unmet Need physician care annually 3.5 Million • 80% of patients are frustrated with CRS patients treated by lack of symptom relief with prior ENT/Allergy specialists intranasal steroids (INS) • 75% of physicians believe INS nasal 1.2 NP patients treated by sprays do not work well because they Million ENT/Allergy specialists do not sufficiently reach site of inflammation Source: Palmer J et al . A cross-sectional population-based survey of the prevalence, disease burden, and characteristics of the US adult population with symptoms of 6 chronic rhinosinusitis (CRS). Poster session presented at: 62nd Annual Meeting of the American Rhinologic Society; September 16-17, 2016; San Diego, CA Optinose Market Research. Data on file.

$3.4B Market Opportunity Within Specialty TOTAL MARKET OPPORTUNITY OF >$9.5B (Nasal Polyps + CS Indications) SPECIALTY MARKET OPPORTUNITY INCREMENTAL PCP OPPORTUNITY KEY DRIVER 30 Million Chronic Rhinosinusitis Sufferers in US PREVALENCE (7 Million Have Had Surgery) OVERALL TREATED PATIENTS 9.75 Million CRS patients currently in physician offices being treated annually TREATED PATIENTS ~3.5 Million ~6.25 Million IN SEGMENT CRS patients currently treated in ENT / CRS patients currently treated by primary Allergy specialty offices annually care physicians annually SEGMENT ANNUAL MARKET ENT & Allergy Specialty Segment(1) Primary Care Segment OPPORTUNITY >$3.4B(2) >$6.0B(2) TOTAL ANNUAL US MARKET Total Specialty and Primary Care OPPORTUNITY >$9.5B(2) (1) Target market represents ~10,000 ENT and allergy specialists and ~5,000 high-decile INS prescribing primary care physicians. (2) Based on our internal estimates. 7

Perceived Differentiation of XHANCE on Key Choice Drivers Translates into High Intention to Prescribe XHANCE is Perceived as Physician Stated Interest Differentiated on Key to Prescribe* Choice Drivers High Physician Interest in Prescribing is Reported After Presenting Product Profile (With Only Nasal Polyp Indication) . Improvement in nasal blockage / 90% congestion as early as week 4 80% 70% . Elimination of polyps at week 24 60% 50% 40% . Improvement in sense of smell / 30% taste 20% Likelihoodto Prescribe 10% 0% . Overall Patient Satisfaction Allergists ENTs PCPs N=200 N=202 N=302 Product Profile with Product Profile with NP Indication NP and CS Indications N=200 (100 ENTs and 100 Allergists) * Percent of HCPs stating that they will definitely or probably prescribe a product profile similar to XHANCE 8

Multi-Channel Integrated Marketing Program Increased Aided Awareness to 87% Awareness & Execution 87% . Digital and Non-Personal Awareness campaign 73% implemented 9/17/2017 65% . Clinical Nurse Educators deployed 11/18/2017 . Xhance Xperience program introduced in early March 28% . Approximately 80 Territory Managers deployed on March 5th . TMs have reached 54% of target Physicians with an average August December February April frequency of 3.1 as of May 4 Digital & Non Personal Sales Force Promotion and Clinical Nurse Educators 9

XHANCE has Good Early Launch Market Access XHANCE Overall Access: April 2018 • Nationally, we believe 74% of commercial lives are in a plan where XHANCE is covered. 26% • We believe new drugs that launch at approval typically have 74% only 40% of commercial lives covered and 60% of commercial lives blocked or not covered. Access Key • XHANCE is available to patients NDC Blocked / Not Covered through multiple payers that Covered (Single step edit, double step edit, PA or better) normally place new-to-market restrictions on access. Source: Third party syndicated data and internal analyses 10

XHANCE National Market Access XHANCE Overall • We are focused on creating Access: April 2018 access for patients that minimizes hassle for prescribers and patients. 26% • XHANCE is on formulary for 65% 9% of commercial lives in a Tier 3 65% position requiring a previous trial of an INS or better. • Our goal is for 75% of Access Key commercial lives to have “limited NDC Blocked / Not Covered hassle” access to XHANCE by the Covered (Double step edit or PA to indication) end of 2018. Covered (Unrestricted, Single step edit, or PA to Prior INS) ) Source: Third party syndicated data and internal analyses 11

XHANCE Xperience Program - Initiated in Market on March 5th XPERIENCE . Innovative launch program, planned for March through June, offering physicians and patients an opportunity to gain initial experience with XHANCE . Designed to facilitate accelerated trial and adoption, and to help address “practice inertia” . Eligible patients receive up to two prescription fills of XHANCE at no cost to them ($0 co-pay) . Patients required to complete survey for second prescription fill . A mail-order pharmacy coordinates fulfillment 12

XHANCE Launch Accelerated by Xperience (Week ending June 1, 2018) Cumulative Cumulative Units Dispensed Physician Trialists 9,850 1,792 10,000 1,800 As of June 1, 31% of called physicians have 1,600 prescribed XHANCE 8,000 1,400 1,200 6,000 1,000 800 4,000 600 2,000 400 200 0 0 Source: Cumulative physician trialists based on mail order pharmacy data under Xperience program only. Cumulative units 13 dispensed based on mail-order pharmacy data under Xperience program and available retail data.

Encouraging Feedback From Xperience Program Survey Patient Responses Prior to Month 2 Refill (N=911) Patient Satisfaction 90% Experience Symptom 81% Improvement Prefer XHANCE 79% Recommend XHANCE 90% to a Friend Use without Difficulty 95% Note: in the same period that the 911 responses were received, 156 patients declined the opportunity to respond to the survey. 14

Market Dynamics, Product Characteristics and Execution to Date Provide a Strong Foundation for a Successful Launch Indicator/Objective Assessment Attractive Market…with High Unmet Need >80% Current Patients Dissatisfied with Existing Treatment >80% of patients frustrated with lack of symptom relief with their current INS >75% Physician Dissatisfaction with Current Treatments >75% of physicians agree, in part, that INS medications do not work because they do not reach the site of inflammation Differentiated Product 70%–80% Physician Stated Interest to Prescribe Physicians’ stated interest to prescribe based on product profile similar to XHANCE 87% Awareness / Execution Aided awareness within ENTs Awareness During Launch and allergists during launch Market Access 65% Tier 3 coverage at launch Covered Commercial Lives at Launch (Currently at 74% T3 coverage; 61% T3 unrestricted or single-step) 15

Financial Review Q1 2018 Revenues and Q2 and Full Year 2018 Average Selling Price (ASP) Perspectives • A large majority of Q1 revenue is • As planned, we expect the Xperience related to inventory shipped in late- program to be the primary source of March to support retail pharmacy demand for XHANCE in Q2. availability of XHANCE in April. • We believe the Xperience program • In accordance with GAAP accounting will help accelerate demand in the rules, we estimated ASP for XHANCE, early phase of launch. with specific assumptions for units • As a result of this program, we expect sold into the retail channel as well as ASP and Gross Margin percentage in units sold through the Xperience Q2 to be significantly less than in Q1. program. • We are focused on maximizing • The ASP for the Xperience program is patient retention following the significantly less than the ASP for the Xperience program. retail channel. 16

Chronic Sinusitis Supplemental Indication (sNDA) CS study design Selection of CRO First patients submitted to and study expected to FDA, meeting locations enroll in 4Q 2018 requested Chronic Sinusitis trial design expected to include co-primary endpoints: both an objective measure of inflammation and a subjective measure of symptom relief 17

2018 Stands to be an Important Year Achieve greater than 87% aided awareness in target ENT and allergist audience during retail launch Secure market access for XHANCE ≥65% of patients with commercial insurance plans at retail launch, expanding to 75% by year end Key Objectives Successfully launch XHANCE For 2018 Initiate clinical program with XHANCE in fourth quarter 2018 to support future Chronic Sinusitis indication Focus on executing our business strategy given our strong balance sheet 18

Investor Relations – NASDAQ: OPTN At 31 March 2018: 1 Analyst Coverage – $210 million in cash – 37.9 million common shares o/s BMO: Gary Nachman – 8.2 million options & warrants o/s – Long-term debt: $75 million Jefferies: David Steinberg Optinose Investor Contact Jonathan Neely, VP, Investor Relations Piper Jaffray: David Amsellem and Business Operations 267-521-0531 RBC: Randall Stanicky investors@optinose.com www.optinose.com @optinose 1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations. 19

Building a Leading ENT / Allergy Specialty Company Corporate Presentation June 4, 2018